                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 8, 2001

                        FBR ASSET INVESTMENT CORPORATION
             (Exact name of registrant as specified in its charter)



             VIRGINIA                     1-15049               54-1873198
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
          incorporation)                                     Identification No.)





     Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 469-1000

ITEM 5.    OTHER EVENTS

     On February 8, 2001, FBR Asset Investment Corporation issued a press release reporting its financial results for the quarter and the fiscal year ended December 31, 2000.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS

     (c)   Exhibits.

           Exhibit 99.1 Press release dated February 8, 2001, reporting financial results for the quarter and the fiscal year ended December 31, 2000.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FBR ASSET INVESTMENT CORPORATION



Date: February 13, 2001                         By:  /s/  Kurt R. Harrington
                                                     -----------------------

                                                Kurt R. Harrington
                                                Chief Financial Officer